Exhibit 99.1

J.M. WALLER ASSOCIATES, INC.

Fairfax, Virginia

Consolidated Financial Statements for the Years Ended

December 31, 2013 and 2012

and Independent Auditors’ Report

Dated March 17, 2014

HENDERSHOT, BURKHARDT & ASSOCIATES CPAs

7525 PRESIDENTIAL LANE, MANASSAS, VA 20109

(P) (703) 361-1592     www.hbacpas.com

J.M. WALLER ASSOCIATES, INC.

Table of Contents

Independent Auditors' Report	Page i-ii

Consolidated Balance Sheets	Page 1 - 2

Consolidated Statements of Income and Retained Earnings	Page 3

Consolidated Schedules of Operating Expenses	Page 4

Consolidated Statements of Cash Flows	Page 5

Notes to Financial Statements	Pages 6 – 12

Independent Auditors’ Report on Additional Information	Page 13

Unconsolidated (Parent only) Balance Sheets	Page 14 - 15

Unconsolidated (Parent only) Statements of Income and Retained Earnings	Page 16

Unconsolidated (Parent only) Schedules of Operating Expenses	Page 17

Unconsolidated (Parent only) Statements of Cash Flows	Page 18

Independent Auditors’ Report

Shareholders
J.M. Waller Associates, Inc.
Audit Services:	11325 Random Hills Road
Government Services	Fairfax, VA 22030
A-133 Audits
ERISA Audits Not-For-Profits Commercial Audits Financial Reviews	We have audited the accompanying consolidated financial statements of J.M. Waller Associates, Inc. (the Company), which comprise the balance sheet as of December 31, 2013 and 2012, and the related statements of income and retained earnings and cash flows for the years then ended, and the related notes to the financial statements.

Tax Services:	Management’s Responsibility for the Financial Statements
Tax Planning
Tax Preparation Estates & Trusts Offer-in-Compromise Installment Agreements	Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Accounting Services:
Bookkeeping	Auditor’s Responsibility
Month-end Accounting
Compilations Business Services: Business Consulting	Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.
Business Plans
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

7525 Presidential Lane	P: 703-361-1592
Manassas, VA 20109	F: 703-361-0836
www.hbacpas.com	info@hbacpas.com

i

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Hendershot, Burkhardt & Associates, CPAs
Hendershot, Burkhardt & Associates
Certified Public Accountants
Manassas, VA
March 17, 2014

ii

J.M. WALLER ASSOCIATES, INC.

Consolidated Balance Sheets

As of December 31, 2013 and 2012

	2013	2012
ASSETS

CURRENT ASSETS
Cash	$-	$45,567
Receivables, net	5,081,026	5,713,577
Prepaid Expenses	180,669	241,323
Total Current Assets	5,261,695	6,000,467

INVESTMENTS	36,862	149,965

PROPERTY AND EQUIPMENT
Computer Equipment	2,141,618	2,140,591
Furniture, Fixtures and Vehicles	524,965	369,134
Leasehold Improvements	315,755	285,185
Less: Accumulated Depreciation and Amortization	(2,481,964)	(2,269,346)
Total Property and Equipment	500,374	525,564

OTHER ASSETS
Deposits	68,349	121,745
Total Other Assets	68,349	121,745

Total Assets	$5,867,280	$6,797,741

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

1

J.M. WALLER ASSOCIATES, INC.

Consolidated Balance Sheets

As of December 31, 2013 and 2012

	2013	2012
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Cash Deficit	$395,980	$215,549
Accounts Payable	1,306,246	946,806
Accrued Expenses	289,358	21,664
Accrued Salaries and Employee Benefits	1,371,009	1,897,120
Accrued Payroll Taxes	82,467	109,679
Contingent Liability	-	33,172
Taxes Payable	63,001	5,610
Line of Credit	1,144,123	3,039,128
Notes Payable, Current Portion	378,855	544,555
Capital Lease Payable, Current Portion	77,726	-
Deferred Rent, Currrent Portion	8,871	-
Total Current Liabilities	5,117,636	6,813,283

LONG-TERM LIABILITIES
Notes Payable, Long-Term Portion	143,614	355,116
Capital Lease Payable, Long-Term Portion	122,950	-
Deferred Rent, Long-Term Portion	56,641	-
Total Long-Term Liabilities	323,205	355,116

Total Liabilities	5,440,841	7,168,399

SHAREHOLDERS' EQUITY
Common Stock, no par value, 2,000 shares authorized, 2,000 shares issued and outstanding	98	98
Additional Paid in Capital	298,038	298,038
Noncontrolling Interest in Subsidiary	26,337	12,480
Treasury Stock	(3,255,611)	(3,072,000)
Retained Earnings	3,357,577	2,390,726
Total Shareholders' Equity	426,439	(370,658)

Total Liabilities and Shareholders' Equity	$5,867,280	$6,797,741

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

2

J.M. WALLER ASSOCIATES, INC.

Consolidated Statements of Income and Retained Earnings

For the Years Ended December 31, 2013 and 2012

	2013	2012
INCOME
Corporate Revenues	$33,073,779	$40,221,418
Total Revenues	33,073,779	40,221,418

DIRECT COSTS
Labor and Employee Benefits	11,400,812	15,547,505
Subcontractors	4,767,308	3,028,713
Travel	1,813,000	2,020,074
Other Direct Costs	1,864,030	2,185,016
Total Direct Costs	19,845,150	22,781,308

Gross Profit	13,228,629	17,440,110

OPERATING EXPENSES (see schedule on page 4)	12,174,579	17,039,809

Operating Income	1,054,050	400,301

OTHER INCOME (EXPENSE)
Miscellaneous Income	151	195
Investment Income	93,897	225,672
Gain / (Loss) on Disposal of Assets	(6,662)	(6,676)
Interest Expense	(107,763)	(177,349)
Employee Expenses	(3,792)	(11,490)
Penalties	(6,265)	(2,480)
Contributions	(300)	(6,573)
Total Other Income (Expense)	(30,734)	21,299

Net Income	1,023,316	421,600

BEGINNING RETAINED EARNINGS	2,390,726	3,289,945
Noncontrolling Interest in Subsidiary Portion of Subsidiary (Net Income)/Loss	(13,857)	(5,130)
Shareholders' Distributions	(42,608)	(1,315,689)
ENDING RETAINED EARNINGS	$3,357,577	$2,390,726

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

3

J.M. WALLER ASSOCIATES, INC.

Consolidated Schedules of Operating Expenses

For the Years Ended December 31, 2013 and 2012

	2013	2012

Salaries and Employee Benefits	$7,202,264	$10,149,341
Payroll Taxes	1,507,398	1,965,621
Office Expense	1,526,652	1,773,106
Bad Debt Expense	246,000	850,000
Travel	177,167	501,705
Depreciation Expense	301,021	454,200
Taxes - Corporate	187,969	138,324
Bank Fees	107,938	171,424
Professional Fees	339,232	549,125
Business Insurance	133,484	152,987
Miscellaneous Expense	336,656	179,811
Training and Conferences	12,168	41,533
Recruitment	44,826	56,771
Administrative Fees - 401(k)	30,116	15,917
Marketing	17,545	26,379
Bid and Proposal Costs	2,093	3,414
Relocation Expenses	2,050	10,151

Total Operating Expenses	$12,174,579	$17,039,809

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

4

J.M. WALLER ASSOCIATES, INC.

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,023,316	$421,600
Adjustments to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities:
Depreciation / Amortization	301,021	454,200
(Gain) / Loss on Disposal of Assets	6,662	6,676
Joint Venture Reinvestment of Income	(31,897)	(298,845)
Change in Assets and Liabilities:
Accounts Receivables	632,551	2,216,477
Prepaid Expenses	60,654	(67,650)
Deposits	53,396	(28,727)
Accounts Payable and Accrued Expenses	627,134	48,918
Accrued Salaries and Benefits	(526,111)	(515,824)
Accrued Payroll Taxes	(27,212)	(24,987)
Contingent Liability	(33,172)	(23,053)
Taxes Payable	57,391	1,485
Deferred Rent	65,512	-
Net Cash Provided by (Used in) Operating Activities	2,209,245	2,190,270

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of Property and Equipment	1,500	2,480
Purchase of Property and Equipment	(283,994)	(168,532)
Investment Purchases	-	(500)
Cash Received from Investments	145,000	411,000
Net Cash Provided by (Used in) Investing Activities	(137,494)	244,448

CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of Treasury Stock	(208,611)	-
Sale of Treasury Stock	25,000	-
Shareholders' Distributions	(42,608)	(1,315,689)
Additional Paid in Capital	-	297,156
Cash Contribution from Non Controlling Interest in Subsidiary	-	4,900
Borrowings on Notes Payable	187,749	-
Payments on Notes Payable	(564,950)	(539,343)
Borrowings on Capital Lease	238,453	-
Payments on Capital Lease	(37,777)	-
Net Borrowings / (Payments) on Line of Credit	(1,895,005)	(1,021,992)
Net Cash Provided by (Used in) Financing Activities	(2,297,749)	(2,574,968)

Net Increase (Decrease) in Cash and Cash Equivalents	(225,998)	(140,250)

CASH, BEGINNING OF YEAR	(169,982)	(29,732)
CASH, END OF YEAR	$(395,980)	$(169,982)

SUPPLEMENTAL INFORMATION:
Interest Paid	$107,763	$177,349

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

5

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 1.	Nature of Business Activities

J.M. Waller Associates, Inc. (an S-Corporation) is a professional and management services firm that specializes in engineering, planning, management, and environmental assessments services.

Note 2.	Significant Accounting Policies

Revenue recognition: The Company's revenue is derived primarily from providing government contracting and consulting services. Revenue is recognized as services are rendered using the accrual basis of accounting.

Cash and cash equivalents: For purposes of the statement of cash flows, the Company considers all short-term debt securities with a maturity of three months or less and all cash balances or deficits to be cash equivalents.

Accounts Receivable: Accounts receivable are stated at unpaid balances, less an allowance for doubtful accounts. The Company provides for losses on accounts receivable using the allowance method. The allowance is based on experience and other circumstances, which may affect the customer’s ability to meet their obligations. It is the Company’s policy to charge off uncollectible accounts receivable when management determines the receivable will not be collected. As of December 31, 2013 and 2012 the allowance for doubtful accounts was $1,096,000 and $850,000, respectively.

Property and equipment: Property and equipment are carried at cost. Depreciation is calculated using the declining balance method over the asset's estimated useful life.

Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are reduced, and any gain or loss is included in net income.

Depreciation expense for the years ended December 31, 2013 and 2012 were $301,021 and $454,200, respectively.

Estimates: The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

6

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 2.	Significant Accounting Policies (continued)

Income taxes: The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company makes a provision for state income tax where pass through is not permissible.

Note 3.	Consolidated Financial Statements

The Company established a joint venture LLC during 2009, of which they own 51%. During the years ended December 31, 2013 and 2012, the Company made capital contributions to the LLC amounting to $0 and $5,100, respectively. Total expenses amounted to $118,953 and $73,549 during 2013 and 2012. The net income was allocated to the Company at $14,422 and $5,443 and to the non-controlling interest at $13,857 and $5,230 for 2013 and 2012, respectively.

Note 4.	Related Party Transactions

The Company has ownership interest in four LLCs ranging between forty- nine and fifty percent ownership. The Company accounts for these investments under the equity method. Capital contributions through December 31, 2013 and 2012 amounted to $0 and $5,600, respectively. Income recognized from these four entities amounted to $61,503 and $198,846 for 2013 and 2012, respectively and distributions received from the three entities amounted to $145,000 and $411,000 in 2013 and 2012, respectively.

Note 5.	Accumulated Depreciation

At December 31, 2013 and 2012 accumulated depreciation was comprised of the following:

	2013	2012
Computer Equipment	$2,026,643	$1,824,725
Furniture, Equipment and Vehicle	223,234	254,130
Leasehold Improvements	232,087	190,491

Totals	$2,481,964	$2,269,346

7

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 6.	Line of Credit

The Company had a $XXX line of credit agreement with BB&T, Alexandria, Virginia that matured on September 1, 2009. The line was renewed at $XXX on July XX, 2013 with a maturity date of August X,

20IX. These agreements are secured by a blanket lien on substantially all assets of the Company. The note bears a daily-adjusted interest at one- fourth of a percentage point above the Bank's prime rate charges not to exceed a fixed average maximum rate of 30% and will not decrease below a fixed minimum rate of 4.5%. As of December 31, 2013 and 2012, the balance due on the agreement was $1,144,123 and $3,039,128, respectively.

Note 7.	Line of Credit-Debt Covenants

The agreement includes the following covenants:

Affirmative Covenants - Maintain existences and current legal form of business, maintain adequate records and books of accounts in accordance with U.S. G.A.A.P., maintain, keep, and preserve all tangible and intangible properties, maintain adequate insurance with financially sound and reputable insurance companies, comply with all laws rules and regulations, allow for BB&T or its’ representatives to examine and make copies of the records and books of account, furnish to the bank quarterly financial statements, annual audited statements, loan base report, notice of any litigation or actions that may be brought before any court or administrative agency if there could be an adverse effect upon the financial condition of the entity, all federal tax returns filed by the entity. All deposit accounts must be maintained with the Bank.

Financial Covenants - A minimum annual net income of $200,000 at the fiscal year end and a ratio of total liabilities to tangible net worth, adjusted for formally subordinated debt, of not greater than 11 to 1, measured as of December 31, 2011 and subsequent years.

8

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 7.	Line of Credit-Debt Covenants (continued)

Negative Covenants - The borrower has agreed not to create, incur, assume, or suffer to exist any lien upon any properties of the Borrower or Pledgor securing payment of the Loan, create, incur, assume, or suffer to exist any new debt, except debt to the Bank, accounts payable to trade creditors in the ordinary course of business, debt secured by purchase money security interests as outlined in the negative covenants, purchase fixed assets amounting to more than $200,000 in 2009 and subsequent years, shall not purchase all or substantially all of the assets or business of any Person, create, incur, assume, or suffer to exist any leases, except for outstanding leases as of the financial statements presented to the Bank for this line of credit, operating leases for machinery and equipment which do not in the aggregate require payments in excess of $100,000 in any fiscal year, declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of Borrower’s capital stock or other ownership interests, now or hereafter outstanding, in excess of Net Income in any fiscal year of the Borrower, pay any unreasonable salary or other cash compensation to owners/officers/partners/managers, assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection of similar transactions in the ordinary course of business, make loans to directors, officers, partners, members, shareholders, subsidiaries and affiliates without prior approval from the Bank, sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business, issue, transfer or sell any new class of stock, or issue, transfer or sell in the aggregate from its treasury stock and/or currently authorized but unissued shares of any class of stock more than 10% of the total number of all such issued and outstanding shares as of the date of the line of credit agreement.

The Company has agreed not declare or pay any dividends or distributions of any kind or purchase or redeem, retire, or otherwise acquire any of the Company’s capital stock, or other ownership interest in excess of net income for any fiscal year. In 2013 the net income was $1,054,049, dividends declared and paid in 2013 totaled $42,608. In 2012, the net income was $421,600. Distributions paid in 2012 totaled, $1,315,689. This amount included the distribution related to 2011 paid in 2012. Additionally, the shareholders paid additional capital of $297,156 into the Company during 2012. Therefore, the effective distribution for 2012 was $286,005.

9

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 8.	Notes Payable

During January 2010, the Company purchased $3,072,000 of treasury stock from a retiring officer. The note accrues interest at an annual rate as provided for in IRC 1274(d) as published by the Internal Revenue Service. The remaining balance of the note as of December 31, 2013 and 2012 amounts to $356,929 and $899,671, respectively. Interest paid on this note during 2013 and 2012 amounted to $8,894 and $12,293, respectively.

On January 3, 2013, the Company purchased an additional $208,611 of treasury stock from a resigning officer of the company. The note accrues interest at an annual rate as provided for in IRC 1274(d) as published by the Internal Revenue Service. The remaining balance of the note as of December 31, 2013 amounts to $165,540. Interest paid on this note during 2013 amounted to $2,386.

Note 9.	Capital Lease

During 2013, The Company leased furniture under a capital lease for the Company’s San Antonio office with a combined capitalized cost of $238,453. The furniture is depreciated over the estimated useful life of the assets. No accumulated depreciation had been taken on this equipment as of December 31, 2013. The leases include $1 purchase options at the end of the lease period.

Future minimum lease payments under the above lease are as follows:

2014	$85,656
2015	85,656
2016	42,828

Total minimum lease payments	214,140
Less amount representing interest	(13,464)

Present Value of minimum lease payments	$200,676

10

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 10.	Operating Leases

The Company currently has offices in several states. Office space in these locations is rented under operating leases expiring at various dates through February 2019. Additionally, several pieces of equipment are also leased. Lease rental expenses for 2013 and 2012 amounted to $898,986 and $983,892, respectively.

On May 21, 2013, the Company renegotiated a noncancelable operating lease for office space for its San Antonio office. The lease expires in February 2019. Lease contains six months of rent abatement and a fixed escalation clause for increases in the annual minimum rent. Under accounting principles generally accepted in the United States the rent for the office space are recognized on a straight-line basis over the life of the lease. The difference between the rent paid and the rent expensed is reflected as deferred rent in the accompanying financial statements.

Future minimum rental payments under the above leases are as follows:

2014	$803,920
2015	496,943
2016	352,345
2017	219,945
2018	224,449
Thereafter	37,533

Total	$2,135,135

Note 11.	Employee 401(k) and Profit-sharing Plans

On January 1, 1995 the Company adopted a defined contribution (a qualified 401(k)) plan, which includes a salary reduction feature for all eligible employees. Substantially all employees age 21 or older are eligible to participate immediately upon their hire date. The Company matched 33% and 50% of contributions up to 6% of compensation for years ended December 31, 2013 and 2012, respectively. Employer contributions to the plan for the year ended December 31, 2013 and 2012 totaled $83,273 and $287,214, respectively.

11

J.M. WALLER ASSOCIATES, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Note 12.	Subsequent Events

Management evaluated events and transactions that occurred after the statement of financial position date for potential recognition and disclosure through March 17, 2014, the date on which the financial statements were available to be issued.

12

Audit Services:

Government Services

A-133 Audits

ERISA Audits

Not-For-Profits

Commercial Audits

Financial Reviews

Tax Services:

Tax Planning

Tax Preparation

Estates & Trusts

Offer-in-Compromise

Installment Agreements

Accounting Services:

Bookkeeping

Month-end Accounting

Compilations

Business Services:

Business Consulting

Business Plans

Independent Auditors’ Report on Additional Information

Shareholders
J.M. Waller Associates, Inc.
11325 Random Hills Road
Fairfax, VA 22030

We have audited the consolidated financial statements of J.M. Waller Associates, Inc. (the Company) as of and for the years ended December 31, 2013 and 2012, and have issued our report thereon dated March 17, 2013, which contained an unqualified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The unconsolidated (parent only) balance sheet of J.M. Waller Associates, Inc. (the Company) as of December 31, 2013 and 2012, and the related unconsolidated (parent only) statements of income and retained earnings, and cash flows for the years then ended are presented for the purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole

Hendershot, Burkhardt & Associates, CPAs
Hendershot, Burkhardt & Associates
Certified Public Accountants
Manassas, VA
March 13, 2013

7525 Presidential Lane	P: 703-361-1592
Manassas, VA 20109	F: 703-361-0836
www.hbacpas.com	info@hbacpas.com

13

J.M. WALLER ASSOCIATES, INC.

Unconsolidated (Parent Only) Balance Sheets

As of December 31, 2013 and 2012

	2013	2012
ASSETS

CURRENT ASSETS
Cash	$-	$-
Receivables, net	5,036,204	5,694,301
Prepaid Expenses	142,628	241,323
Total Current Assets	5,178,832	5,935,624

INVESTMENTS	44,512	157,615

PROPERTY AND EQUIPMENT
Computer Equipment	2,141,618	2,140,591
Furniture, Fixtures and Vehicles	524,965	369,134
Leasehold Improvements	315,755	285,185
Less: Accumulated Depreciation and Amortization	(2,481,964)	(2,269,346)
Total Property and Equipment	500,374	525,564

OTHER ASSETS
Deposits	68,349	121,745
Total Other Assets	68,349	121,745

Total Assets	$5,792,067	$6,740,548

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

14

J.M. WALLER ASSOCIATES, INC.

Unconsolidated (Parent Only) Balance Sheets

As of December 31, 2013 and 2012

	2013	2012
LIABILITIES AND SHAREHOLDER’S EQUITY

CURRENT LIABILITIES
Cash Deficit	$395,980	$215,549
Accounts Payable	1,277,132	907,433
Accrued Expenses	289,358	21,664
Accrued Salaries and Employee Benefits	1,371,009	1,897,120
Accrued Payroll Taxes	82,467	109,679
Contingent Liability	-	33,172
Taxes Payable	63,001	5,610
Line of Credit	1,144,123	3,039,128
Notes Payable, Current Portion	378,855	544,555
Capital Lease Payable, Current Portion	77,726	-
Deferred Rent, Currrent Portion	8,871	-
Total Current Liabilities	5,088,522	6,773,910

LONG-TERM LIABILITIES
Notes Payable, Long-Term Portion	143,614	355,116
Capital Lease Payable, Long-Term Portion	122,950	-
Deferred Rent, Long-Term Portion	56,641	-
Total Long-Term Liabilities	323,205	355,116

Total Liabilities	5,411,727	7,129,026

SHAREHOLDERS' EQUITY
Common Stock, no par value, 2,000 shares authorized, 2,000 shares issued and outstanding	98	98
Additional Paid in Capital	298,038	298,038
Noncontrolling Interest in Subsidiary	-	-
Treasury Stock	(3,255,611)	(3,072,000)
Retained Earnings	3,337,815	2,385,386
Total Shareholders' Equity	380,340	(388,478)

Total Liabilities and Shareholders' Equity	$5,792,067	$6,740,548

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

15

J.M. WALLER ASSOCIATES, INC.

Unconsolidated (Parent Only) Statements of Income and Retained Earnings

For the Years Ended December 31, 2013 and 2012

	2013	2012
INCOME
Corporate Revenues	$32,949,868	$40,152,326
Total Revenues	32,949,868	40,152,326

DIRECT COSTS
Labor and Employee Benefits	11,400,812	15,547,505
Subcontractors	4,675,989	2,972,335
Travel	1,813,000	2,020,074
Other Direct Costs	1,864,030	2,185,016
Total Direct Costs	19,753,831	22,724,930

Gross Profit	13,196,037	17,427,396

OPERATING EXPENSES (see schedule on page 15)	12,170,266	17,037,872

Operating Income	1,025,771	389,524

OTHER INCOME (EXPENSE)
Miscellaneous Income	151	195
Investment Income	93,897	225,672
Gain / (Loss) on Disposal of Assets	(6,662)	(6,676)
Interest Expense	(107,763)	(177,346)
Employee Expenses	(3,792)	(11,490)
Penalties	(6,265)	(2,280)
Contributions	(300)	(6,573)
Total Other Income (Expense)	(30,734)	21,502

Net Income	995,037	411,026

BEGINNING RETAINED EARNINGS	2,385,386	3,290,049
Shareholders' Distributions	(42,608)	(1,315,689)
ENDING RETAINED EARNINGS	$3,337,815	$2,385,386

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

16

J.M. WALLER ASSOCIATES, INC.

Unconsolidated (Parent Only) Schedules of Operating Expenses

For the Years Ended December 31, 2013 and 2012

	2013	2012

Salaries and Employee Benefits	$7,202,264	$10,149,341
Payroll Taxes	1,507,398	1,965,621
Office Expense	1,526,652	1,772,856
Bad Debt Expense	246,000	850,000
Travel	177,167	501,705
Depreciation Expense	301,021	454,200
Taxes - Corporate	187,119	138,074
Bank Fees	107,700	170,987
Professional Fees	336,007	548,125
Business Insurance	133,484	152,987
Miscellaneous Expense	336,656	179,811
Training and Conferences	12,168	41,533
Recruitment	44,826	56,771
Administrative Fees - 401(k)	30,116	15,917
Marketing	17,545	26,379
Bid and Proposal Costs	2,093	3,414
Relocation Expenses	2,050	10,151

Total Operating Expenses	$12,170,266	$17,037,872

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

17

J.M. WALLER ASSOCIATES, INC.

Unconsolidated (Parent Only) Statements of Cash Flows

For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$995,037	$411,026
Adjustments to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities:
Depreciation / Amortization	301,021	454,200
(Gain) / Loss on Disposal of Assets	6,662	6,676
Joint Venture Reinvestment of Income	(31,897)	(298,845)
Change in Assets and Liabilities:
Accounts Receivables	658,097	2,235,753
Prepaid Expenses	98,695	(67,650)
Deposits	53,396	(28,727)
Accounts Payable and Accrued Expenses	637,393	9,545
Accrued Salaries and Benefits	(526,111)	(515,824)
Accrued Payroll Taxes	(27,212)	(24,987)
Contingent Liability	(33,172)	(23,053)
Taxes Payable	57,391	1,485
Deferred Rent	65,512	-

Net Cash Provided by (Used in) Operating Activities	2,254,812	2,159,599

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of Property and Equipment	1,500	2,480
Purchase of Property and Equipment	(283,994)	(168,631)
Investment Purchases	-	(5,600)
Cash Received from Investments	145,000	411,000
Net Cash Provided by (Used in) Investing Activities	(137,494)	239,249

CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of Treasury Stock	(208,611)	-
Sale of Treasury Stock	25,000	-
Shareholders' Distributions	(42,608)	(1,315,689)
Additional Paid in Capital	-	297,156
Borrowings on Notes Payable	187,749	-
Payments on Notes Payable	(564,950)	(539,343)
Borrowings on Capital Lease	238,453	-
Payments on Capital Lease	(37,777)	-
Net Borrowings / (Payments) on Line of Credit	(1,895,005)	(1,021,992)
Net Cash Provided by (Used in) Financing Activities	(2,297,749)	(2,579,868)

Net Increase (Decrease) in Cash and Cash Equivalents	(180,431)	(181,020)

CASH, BEGINNING OF YEAR	(215,549)	(34,529)
CASH, END OF YEAR	$(395,980)	$(215,549)

SUPPLEMENTAL INFORMATION:
Interest Paid	$107,763	$177,346
Borrowings under a capital lease purchase	238,453	-

See the accompanying Independent Auditors' Report and notes to the consolidated financial statements

18